SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 28, 2002

                            INFORMATION HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                 1-14371                      06-1518007
        ---------------         ----------------             -------------------
        (State or other         (Commission File                (IRS Employer
        jurisdiction of              Number)                 Identification No.)
        incorporation)



                2777 Summer Street, Suite 209, Stamford, CT 06905
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               (Address of principal executive offices) (Zip Code)

                                 (203) 961-9106
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.
        ------------

     On October 28, 2002, Information Holdings Inc., a Delaware corporation (the "Company"), issued a press release announcing that its Board of Directors has authorized the Company to repurchase up to Thirty Million dollars ($30,000,000) of its common stock.

     The press release announcing the Company's share repurchase program is attached as an exhibit hereto and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.
        --------------------------------

     (a) Exhibits.

     99.1 Press Release issued by the Company, dated October 28, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INFORMATION HOLDINGS INC.


Date:  October 29, 2002

                                    By: /s/ Vincent A. Chippari
                                        ------------------------------------
                                        Name:   Vincent A. Chippari
                                        Title:  Executive Vice President and
                                                Chief Financial Officer